                                  $275,000,000
                              STX CHEMICALS CORP.
                    (TO BE RENAMED STERLING CHEMICALS, INC.)
                    ___% SENIOR SUBORDINATED NOTES DUE 2006

                                      AND

                               $________________
                             STX ACQUISITION CORP.
               (TO BE RENAMED STERLING CHEMICALS HOLDINGS, INC.)
                              UNITS CONSISTING OF
             $________ ___% SENIOR SECURED DISCOUNT NOTES DUE 2008
                                      AND
              WARRANTS TO ACQUIRE ________ SHARES OF COMMON STOCK



                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                 August __, 1996



CS First Boston Corporation
Chase Securities Inc.
 c/o CS First Boston Corporation,
        Park Avenue Plaza,
        New York, N.Y. 10055

Dear Sirs:

          1. Introductory. STX Chemicals Corp., a Delaware corporation ("Chemicals"), proposes to issue and sell $275,000,000 principal amount of its ___% Senior Subordinated Notes Due 2006 (the "Notes"), and STX Acquisition Corp., a Delaware corporation, which will merge with and into Sterling Chemicals, Inc., with the surviving corporation to be renamed Sterling Chemical Holdings, Inc. ("Holdings" and, together with Chemicals, the "Issuers"), proposes to issue and sell _______ Units (the "Units"), consisting of $__________ principal amount at maturity of its ____% Senior Secured Discount Notes Due 2008 (the "Discount Notes") and Warrants (the "Warrants") to purchase _______ shares of the common stock, par value $.01 per share, of Holdings (the "Common Stock"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares". The Units and the Notes are collectively referred to herein as the "Securities". The Notes are to be issued under an indenture, dated as of __________ __, 1996 (the "Notes Indenture"), between Chemicals and Fleet National Bank of Connecticut, as trustee (the "Notes Trustee"). The Discount Notes are to be issued under an indenture, dated as of _________ __, 1996 (the "Discount Notes Indenture" and, together with the Notes Indenture, the "Indentures"), between Holdings and Fleet National Bank of Connecticut, as trustee (the "Discount Notes Trustee" and, together with the Notes Trustee, the "Trustees"). The Warrants are to be issued pursuant to a Warrant Agreement, dated as of _____________ ___, 1996 (the "Warrant Agreement") between Holdings and KeyCorp Shareholder Services, Inc., as Warrant Agent (the "Warrant Agent").

          The proceeds from the offerings of the Notes and the Units will provide a portion of the funding for the merger (the "Merger") of Holdings with and into Sterling Chemicals, Inc., a Delaware corporation (the "Company") pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of April 24, 1996, between Holdings and the Company (the "Merger Agreement"). In connection with the Merger, stockholders of the Company may elect, with respect to each share of common stock of the Company held, to receive $12.00 in cash or retain such common stock, subject to proration. Upon consummation of the Merger, the Company will be renamed Sterling Chemicals Holdings, Inc., Chemicals, a wholly-owned subsidiary of Holdings, will be renamed Sterling Chemicals, Inc. and Chemicals will acquire all of the operating assets of the Company in accordance with the terms of the Merger Agreement (the "Asset Transfer"). Upon consummation of the Merger, Chemicals will enter into a bank credit agreement (the "Credit Agreement") with a syndicate of lenders named therein to provide term and revolving credit facilities aggregating $456.5 million. Chemicals' obligations under the Credit Agreement will be secured by a first priority lien on the capital stock of Chemical's subsidiaries and substantially all of the domestic assets of Chemicals and by a pledge by Holdings of all of the capital stock of Chemicals pursuant to a security agreement (the "Security Agreement"). The Discount Notes will be secured by a second lien on the capital stock of Chemicals (the "Collateral") pursuant to the Security Agreement. The Merger will be financed, in part, through a private placement by Holdings of shares of STX Acquisition Corp. common stock (which, pursuant to the Merger, will be converted into shares of Common Stock) providing a minimum of $96,574,952 of proceeds (the "Equity Placement"). Upon consummation of the Merger, a new employee stock ownership plan of Chemicals ("New ESOP") will be established and will acquire shares of Common Stock with the proceeds from a loan from Chemicals (the "New ESOP Formation") and the existing employee stock ownership plan of the Company ("Old ESOP") will be terminated and its assets distributed to plan participants (the "Old ESOP Termination").

          For purposes of this Agreement, the offerings of the Notes and the Units, the Merger, the Asset Transfer, the Equity Placement, the New ESOP Formation, the Old ESOP Termination and the transactions contemplated by the Warrant Agreement, the Indentures, the Merger Agreement, the Credit Agreement, the Security Agreement and this Agreement are referred to collectively as the "Transactions". For purposes of this Agreement, all references to Chemicals, Holdings and their respective subsidiaries assume the consummation of, and shall give effect to, the Transactions.

          Chemicals and Holdings hereby, jointly and severally, agree with CS First Boston Corporation and Chase Securities Inc. (the "Underwriters") as follows:

          2. Representations and Warranties. Each of Chemicals and Holdings, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:

          (i) A registration statement on Form S-1 (No. 333-04343) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (a) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (b) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, (x) any additional registration statement ("additional registration statement") relating to the Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (y) such additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Issuers do not propose to amend the initial registration statement or if an additional registration statement has been filed and the Issuers do not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (a) if the Issuers have advised the Underwriters that they do not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (b) if the Issuers have advised the Underwriters that they propose to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Issuers have advised the Underwriters that they propose to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". For purposes of this Agreement, all references to any Registration Statement, any preliminary prospectus, Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of such Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of Chemicals or Holdings, threatened by the Commission.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (a) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the

     Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (c) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on the Closing Date (as hereinafter defined) each Registration Statement and the Prospectus, each as amended or supplemented, will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus, each as amended or supplemented, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed and (B) on the Closing Date, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Issuers by any Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

          (iii) Each of Chemicals and Holdings has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus. Each of Chemicals and Holdings is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (iv) Chemicals is the only direct subsidiary of Holdings, and the only direct and indirect subsidiaries of Chemicals as of the Closing Date are listed on Schedule B hereto. Each subsidiary of Chemicals has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and each subsidiary of Chemicals is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole; all of the issued and outstanding capital stock of each subsidiary of Chemicals and Holdings has been duly authorized and validly issued and is fully paid and nonassessable; all of the capital stock of Chemicals is owned by Holdings free from liens, encumbrances and defects, except pursuant to the Security Agreement; and all of the capital stock of each subsidiary of Chemicals is owned by Chemicals, directly or through subsidiaries, free from liens, encumbrances and defects, except pursuant to the Security Agreement.

          (v) The Indentures have been duly authorized and, if the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, have been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act with respect to the Notes and the Discount Notes registered thereby; the Notes and the Discount Notes have been duly authorized; when the Notes and the Discount Notes are delivered and paid for pursuant to this Agreement on the Closing Date, the Indentures will have been duly executed and delivered and such Notes and Discount Notes will have been duly executed, authenticated, issued and delivered, and the Indentures, the Notes and the Discount Notes will constitute valid and legally binding obligations of Chemicals and Holdings, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (vi) The Warrant Agreement and the Warrants have been duly authorized; and when the Warrants are delivered and paid for pursuant to this Agreement on the Closing Date, the Warrant Agreement will have been duly executed and delivered, the Warrants will have been duly executed, issued and delivered, and the Warrant Agreement and the Warrants will constitute valid and legally binding obligations of Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (vii) The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of Holdings have no preemptive rights with respect to the Warrant Shares or the Common Stock. Except as set forth in the Prospectus, there are no outstanding (A) securities or obligations of Holdings convertible into or exchangeable for any capital stock of Holdings, (B) warrants, rights or options to subscribe for or purchase from Holdings any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of Holdings to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

          (viii) Except as disclosed to the Underwriters or in the Prospectus, there are no contracts, agreements or understandings between Chemicals or Holdings and any person that would give rise to a valid claim against Chemicals or Holdings or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the Transactions.

          (ix) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between Chemicals or Holdings and any person granting such person the right to require Chemicals or Holdings to file a registration statement under the Act with respect to any securities of Chemicals or Holdings owned or to be owned by such person or to require Chemicals or Holdings to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by Chemicals or Holdings under the Act.

          (x) Except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, or notice to, any third party or any governmental agency or body or any court is required for the consummation of the Transactions, except such as have been obtained and made and such as may be required under state securities laws.

     (xi) The execution, delivery and performance of the Indentures, the Warrant Agreement, the Merger Agreement, the Credit Agreement, the Security Agreement, this Agreement or any other document governing any of the Transactions, and the consummation of the Transactions, including, without limitation, the issuance and sale of the Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Chemicals or Holdings or any subsidiary of Chemicals or Holdings or any of their properties, assets or operations, or any agreement or instrument to which Chemicals or Holdings or any such subsidiary is a party or by which Chemicals or Holdings or any such subsidiary is bound or to which any of the properties of Chemicals and Holdings or any such subsidiary is subject, or the charter or by-laws of Chemicals or Holdings or any such subsidiary. Each of Chemicals and Holdings has full power and authority to authorize, issue and sell the Notes and the Units, respectively, as contemplated by this Agreement, the Indentures and the Warrant Agreement.

          (xii) The Merger Agreement has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (xiii) The Credit Agreement has been duly authorized by Chemicals, and upon execution and delivery thereof will be duly executed and delivered and will constitute a valid and legally binding obligation of Chemicals, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (xiv) The Security Agreement has been duly authorized by Chemicals and Holdings, and upon execution and delivery thereof will be duly executed and delivered and will constitute a valid and legally binding obligation of each of Chemicals and Holdings, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (xv) The subscription agreements relating to the Equity Placement have been duly authorized, executed and delivered by Holdings and constitute valid and legally binding obligations of Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (xvi) This Agreement has been duly authorized, executed and delivered by the Issuers.

          (xvii) Each of Chemicals and Holdings and their respective subsidiaries has good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except such as are described in the Prospectus; and each of Chemicals and Holdings and their respective subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions thereto, or defaults thereunder, that would materially interfere with the use made or to be made thereof by them.

          (xviii) Each of Chemicals and Holdings and their respective subsidiaries possess adequate certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings (or is aware of any facts that would be expected to result in such proceeding) relating to the revocation or modification of any such certificate, authorization, license or permit that, if determined adversely to Chemicals, Holdings or any of their subsidiaries, could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. Each of Chemicals and Holdings and their respective subsidiaries are in compliance with their respective obligations under such certificates, authorizations, licenses or permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such certificates, authorizations, licenses or permits or violation of such laws or regulations, except for such non-compliance and events as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (xix) No labor dispute with the employees of Chemicals or Holdings or any subsidiary exists or, to the knowledge of Chemicals or Holdings, is imminent that could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (xx) Each of Chemicals, Holdings and their respective subsidiaries owns or have obtained valid and enforceable licenses for the U.S. and foreign patents, patent applications, inventions, technology, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, computer software, trade secrets and proprietary or other intellectual property rights owned or used by or licensed to it or necessary for the conduct of its business (collectively, the "Intellectual Property"), and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, or questioning the use or validity of any Intellectual Property, in either case that, if determined adversely to Chemicals, Holdings or any of their subsidiaries could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (xxi) Except as described in the Prospectus and except as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole, the properties, assets and operations of each of Chemicals and Holdings and their respective subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources and of plant and animal species, and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no present or, to the best knowledge of Chemicals or Holdings after due inquiry, past or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of Chemicals, Holdings or any of their respective subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws in a manner that could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. Except as described in the Prospectus and except as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole, none of Chemicals, Holdings or any of their subsidiaries is the subject of any federal, state, local or foreign investigation, and none of Chemicals, Holdings or any of their subsidiaries has received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim), nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of Chemicals or Holdings, threatened actions, suits or proceedings against or affecting Chemicals, Holdings, any of their subsidiaries or their properties, assets or operations, in connection with any such Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

          (xxii) Each of Chemicals and Holdings and their subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of each of Chemicals and Holdings and their respective subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no tax deficiency asserted and, to the best knowledge of Chemicals and Holdings, no tax deficiency might be asserted or threatened against Chemicals, Holdings or any subsidiary that could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (xxiii) Each "employee benefit plan" within the meaning of, and subject to, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of Chemicals, Holdings or any of their subsidiaries participate or as to which Chemicals, Holdings or any subsidiary has any liability (the "ERISA Plans") is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). None of Chemicals, Holdings or any of their subsidiaries has any liability with respect to the ERISA Plans, nor do Chemicals or Holdings expect that any such liability will be incurred, that could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. The value of the aggregate vested and nonvested benefit liabilities under each of the ERISA Plans that is subject to Section 412 of the Code, determined as of the end of such ERISA Plan's most recent ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such ERISA Plan allocable to such benefit liabilities. None of Chemicals, Holdings or any subsidiary has any material liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits. The descriptions of Holdings' stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus are accurate in all material respects.

          (xxiv) The New ESOP will constitute an "employee stock ownership plan," as defined in Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. All loans to the trust created pursuant to the ESOP (the "New ESOP Trust") and each pledge of shares of Common Stock by the New ESOP Trust in connection with the New ESOP will satisfy the requirements of
     Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA, and will not subject Chemicals, Holdings or any of their subsidiaries to a tax imposed under Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA. The Common Stock will satisfy the definition of a "qualifying employer security" within the meaning of Section 4975(e)(8) of the Code and Section 407(d)(5) of ERISA. The sale of shares of Common Stock to the New ESOP Trust will satisfy the requirements of Section 4975(d)(13) of the Code and Section 408(e) of ERISA, and such sale will not subject Chemicals, Holdings nor any of their subsidiaries to a tax imposed under Section 4975 of the Code of a civil penalty assessed under
     Section 502(i) of ERISA. None of the transactions contemplated by the Old ESOP Termination will constitute a material violation or result in any material liability under ERISA or the Code (including, without limitation, any tax under Section 4978B of the Code).

          (xxv) Chemicals, Holdings and their respective subsidiaries maintain a system of internal accounting controls sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to Chemicals' or Holdings' consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

          (xxvi) (A) None of Chemicals, Holdings or any of their respective subsidiaries is in violation of its charter or by-laws, (B) none of Chemicals, Holdings or any of their respective subsidiaries is in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order, decree or judgment of any court or governmental agency or body having jurisdiction over Chemicals, Holdings or any subsidiary and (C) no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon the consummation of the Transactions will exist, under any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument to which Chemicals, Holdings or any of their respective subsidiaries is a party or to which any of the properties, assets or operations of Chemicals, Holdings or any such subsidiary is subject, except, in the case of clauses (B) and (C), for such violations and defaults that could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements that are not described or filed as required.

          (xxvii) Chemicals, Holdings and their respective subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (xxviii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting Chemicals, Holdings, any of their respective subsidiaries or any of their respective properties, assets or operations that, if determined adversely to Chemicals, Holdings or any of their subsidiaries, could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole, or could materially and adversely affect the ability of Chemicals or Holdings, as the case may be, to perform its obligations under the Indentures, the Warrant Agreement, the Security Agreement, this Agreement, or any other document governing any of the Transactions, or which are otherwise material in the context of the Transactions; and no such actions, suits or proceedings are threatened or, to the knowledge of Chemicals or Holdings, contemplated.

          (xxix) The financial statements included in each Registration Statement and the Prospectus comply with the requirements of the Act and the Rules and Regulations, present fairly the financial position of Chemicals, Holdings and its consolidated subsidiary and the Company and its consolidated subsidiaries as of the dates shown and the results of operations and cash flows of the Company and its consolidated subsidiaries for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The other financial information and statistical data set forth in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statements.

          (xxx) Since the dates as of which information is given in the Registration Statements and the Prospectus, (i) none of Chemicals, Holdings or any of their respective subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of Chemicals or Holdings and their respective subsidiaries; (ii) none of Chemicals, Holdings or any of their respective subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (iii) there has been no change, except as contemplated by the Prospectus, in the indebtedness of Chemicals or Holdings and no change in the capital stock of Chemicals or Holdings and no dividend or distribution of any kind declared, paid or made by Chemicals or Holdings on any class of its capital stock; and (iv) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole.

          (xxxi) Neither Chemicals nor Holdings is and, after giving effect to the consummation of the Transactions, neither will be an "investment company" as defined in the Investment Company Act of 1940.

          (xxxii) None of Chemicals, Holdings or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and Chemicals and Holdings agree to comply with such Section if prior to the completion of the distribution of the Securities they or any of their affiliates commence doing such business.

          (xxxiii) The accountants reporting upon the audited financial statements and schedules included in the Registration Statements and the Prospectus are independent public accountants as required by the Act and the Rules and Regulations.

     3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) Chemicals agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from Chemicals, at a purchase price of _____% of the principal amount thereof plus accrued interest from ________ ___, 1996 to the Closing Date, the respective principal amounts of Notes set forth opposite the names of the Underwriters in Schedule A hereto, and (ii) Holdings agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from Holdings, at a purchase price of $_____ per Unit plus accrued original issue discount from _______ ___, 1996 to the Closing Date the respective number of Units set forth opposite the names of the Underwriters in Schedule A hereto.

     Chemicals and Holdings will deliver the Notes and the Units, respectively, to the Underwriters against payment of the purchase prices therefor in Federal (same day) funds by wire transfer to an account previously designated to CS First Boston by the Issuers at a bank acceptable to CS First Boston at the offices of Andrews & Kurth L.L.P., Texas Commerce Tower, 600 Travis, Suite 4200, Houston, Texas 77002, at 9:00 A.M., New York time, on __________ ___, 1996, or at such other time not later than seven full business days thereafter as CS First Boston and the Issuers determine, such time being herein referred to as the "Closing Date". The Securities so to be delivered will be in definitive fully registered form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the above offices of Andrews & Kurth L.L.P. at least 24 hours prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Issuers. Chemicals and Holdings jointly and severally agree with the Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Issuers will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Issuers will advise the Underwriters promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Issuers will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

          (b) The Issuers will advise the Underwriters promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the Issuers will also advise the Underwriters promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Issuers will promptly notify the

     Underwriters of such event and will promptly prepare and file with the Commission, at their own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Issuers will make generally available to their securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of Chemicals' or Holdings' fiscal year, as the case may be, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Issuers will furnish to the Underwriters copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Underwriters reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Issuers will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Issuers will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that neither Issuer will be required to
     (i) qualify as a foreign corporation in any such jurisdiction or (ii) subject itself to taxation in any such jurisdiction.

          (g) So long as any of the Securities are outstanding, the Issuers will furnish to the Underwriters, as soon as practicable after the end of each fiscal year, a copy of any annual report to stockholders for such year; and the Issuers will furnish to the Underwriters (i) as soon as available, a copy of each report and any definitive proxy statement of Chemicals or Holdings, as the case may be, filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) for one year from the Closing Date, such other information concerning the Issuers as the Underwriters may reasonably request.

          (h) The Issuers will pay all expenses incident to the performance of their obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Notes and the Discount Notes, for the filing fee of the NASD relating to the Securities (including the fees and disbursements of counsel relating thereto), for any travel expenses of the Issuers' officers and employees and any other expenses of the Issuers in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in initial distributions of preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (i) For a period of 90 days after the date of the Prospectus, none of Chemicals, Holdings or any of their subsidiaries will, directly or indirectly, offer or sell in a public offering or an offering intended to qualify (with respect to resales) for exemption from registration pursuant to Rule 144A under the Act, any United States dollar-denominated debt securities issued or guaranteed by Chemicals, Holdings or any of their subsidiaries and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer or sale, without the prior written consent of CS First Boston (which consent shall not be unreasonably withheld).

          (j) Holdings shall from time to time take all action necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on such securities exchanges, interdealer quotation systems and markets, if any, on which other shares of Common Stock are then listed or quoted.

          (k) Chemicals and Holdings will do and perform all things required to be done and performed under this Agreement by them that are within their control prior to or after the Closing Date and to use all reasonable efforts to satisfy all conditions precedent on their parts to the delivery of the Securities.

     6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for any of the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of Chemicals and Holdings herein, to the accuracy of the statements of officers of Chemicals and Holdings made pursuant to the provisions hereof, to the performance by Chemicals and Holdings of their obligations hereunder and to the following additional conditions precedent:

          (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Company included in the Registration Statements;

               (ii) on the basis of the review referred to in clause (i) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of the Company
               included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in stockholders' equity or any increase in short-term indebtedness or long-term debt or any decrease in consolidated net current assets or total assets of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (C) for the period from the closing date of the latest
               income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, and at a subsequent specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated revenues, or net operating income, or in the total or per share amounts of consolidated income before extraordinary items or net income, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iii)(A) they have read the pro forma financial statements and
               other pro   forma financial information included in the
               Registration Statements   (collectively, the "Pro Forma
               Information");

                    (B) they have made inquiries of certain officials of the
               Company who have responsibility for financial and accounting matters about the basis for the pro forma adjustments;

                    (C) they have proved the arithmetic accuracy of the
               application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

                    (D) on the basis of such procedures, and such other
               inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Registration Statements has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection and subsections (b) and (c) below, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
     (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Coopers & Lybrand L.L.P. confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) (A) they have read the Pro Forma Information;

                    (B) they have made inquiries of certain officials of the
               Company who have responsibility for financial and accounting matters about the basis for the pro forma adjustments;

                    (C) they have proved the arithmetic accuracy of the
               application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

                    (D) on the basis of such procedures, and such other
               inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Registration Statements has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (c) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and

               (ii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (d) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuers or the Underwriters, shall be contemplated by the Commission.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of Chemicals or Holdings or any of their respective subsidiaries which, in the judgment of a majority in interest of the Underwriters including CS First Boston, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for any of the Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of Chemicals, Holdings or the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of Chemicals, Holdings or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Chemicals, Holdings or the Company on any exchange or in the over-the-counter market;
     (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including CS First Boston, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for any of the Securities.

          (f) The Underwriters shall have received an opinion, dated the Closing Date, of Andrews & Kurth L.L.P., counsel for Chemicals and Holdings, to the effect that:

               (i) Each of Chemicals and Holdings has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and all of the capital stock of Chemicals is owned by Holdings free from liens, encumbrances and defects, except as pursuant to the Security Agreement;

               (ii) The Indentures have been duly authorized, executed and delivered and have been duly qualified under the Trust Indenture Act; the Notes and the Discount Notes have been duly authorized, executed, authenticated, issued and delivered; and the Indentures, the Notes and the Discount Notes constitute valid and legally binding obligations of Chemicals and Holdings, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Discount Notes conform to the descriptions thereof contained in the Prospectus;

               (iii) The Warrant Agreement has been duly authorized, executed and delivered; the Warrants have been duly authorized, executed, issued and delivered; the Warrant Agreement and the Warrants constitute valid and legally binding obligations of Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrants conform to the descriptions thereof contained in the Prospectus;

               (iv) The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock conform to the description thereof contained in the Prospectus; and the stockholders of Holdings have no statutory preemptive rights with respect to the Warrant Shares or the Common Stock.

               (v) To the knowledge of such counsel, except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, or notice to, any third party or any governmental agency or body or any court is required for the consummation of the Transactions, except such as have been obtained and made and such as may be required under state securities laws;

               (vi) To the knowledge of such counsel, the execution, delivery and performance of the Indentures, the Warrant Agreement, the Merger Agreement, the Credit Agreement, the Security Agreement and this Agreement, and the consummation of the Transactions, including, without limitation, the issuance and sale of the Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, [any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Chemicals or Holdings or any subsidiary of Chemicals or Holdings or any of their properties, assets or operations, or any agreement or instrument to which Chemicals or Holdings or any such subsidiary is a party or by which Chemicals or Holdings or any such subsidiary is bound or to which any of the properties of Chemicals and Holdings or any such subsidiary is subject,] or the charter or by-laws of Chemicals or Holdings or any such subsidiary; and each of Chemicals and Holdings has full corporate power and authority to authorize, issue and sell the Notes and the Units, respectively, as contemplated by this Agreement, the Indentures and the Warrant Agreement;

               (vii) The Merger Agreement has been duly authorized, executed and delivered by Holdings and constitutes a valid and legally binding obligation of Holdings, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (viii) The Credit Agreement has been duly authorized, and upon consummation of the Merger will have been duly executed and delivered and will constitute a valid and legally binding obligation of Chemicals, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ix) The Security Agreement has been duly authorized, and upon consummation of the Merger will have been duly executed and delivered and will constitute a valid and legally binding obligation of each of Chemicals and Holdings, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (x) The subscription agreements relating to the Equity Placement have been duly authorized, executed and delivered and constitute valid and legally binding obligations of Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xi) This Agreement has been duly authorized, executed and delivered by the Issuers;

               (xii) Neither Chemicals nor Holdings is and, after giving effect to the consummation of the Transactions, neither will be an "investment company" as defined in the Investment Company Act of 1940;

               (xiii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations. Such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statements or the Prospectus); and

               (xiv) The Indentures, the Notes, the Discount Notes, the Warrant Agreement, the Warrants, the Merger Agreement, the Credit Agreement and the Security Agreement conform to the descriptions thereof contained in the Prospectus; and the description in the Prospectus of United States federal income tax matters under the heading "Certain United States Federal Income Tax Consequences" is accurate in all material respects and fairly presents the information required to be shown.

          (g) The Underwriters shall have received an opinion, dated the Closing Date, of Borden & Elliot, Canadian counsel for Chemicals and Holdings, to the effect that:

               (i) Each subsidiary of Chemicals incorporated in Canada ("Canadian subsidiary") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Canadian subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole; all of the issued and outstanding capital stock of each Canadian subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Canadian subsidiary is owned by Chemicals, directly or through subsidiaries, free from liens, encumbrances and defects, except pursuant to the Security Agreement;

               (ii) To the knowledge of such counsel, each Canadian subsidiary possesses adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings (or is aware of any facts that would be expected to result in such proceeding) relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to such Canadian subsidiary, could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. To the knowledge of such counsel, each of the Canadian subsidiaries is in compliance with its obligations under such certificates, authorizations or permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such certificates, authorizations or permits or violation of such laws or regulations, except for such non-compliance and events as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole;

               (iii) Except as disclosed in the Prospectus, to the knowledge of such counsel no consent, approval, authorization, or order of, or filing with, or notice to, any third party or any governmental agency or body or any court, in each case in Canada, is required for the consummation of the Transactions, except such as have been made and obtained; and

               (iv) To the knowledge of such counsel, the execution, delivery and performance of the Indentures, the Warrant Agreement, the Merger Agreement, the Credit Agreement, the Security Agreement and this Agreement, and the consummation of the Transactions, including the issuance and sale of the Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court of Canada having jurisdiction over Chemicals or Holdings or any Canadian subsidiary or any of their properties, assets or operations, or any agreement or instrument to which Chemicals or Holdings or any such Canadian subsidiary is a party or by which Chemicals or Holdings or any such Canadian subsidiary is bound or to which any of the properties of Chemicals and Holdings or any such Canadian subsidiary is subject, or the charter or by-laws of any Canadian subsidiary.

          (h) The Underwriters shall have received an opinion, dated the Closing Date, of F. Maxwell Evans, Vice President, General Counsel and Secretary of Chemicals and Holdings, solely in his capacity as such, to the effect that:

               (i) Each of Chemicals and Holdings is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; except as set forth in the Prospectus and in Schedule 4.02 to the Merger Agreement, there are no outstanding (A) securities or obligations of Holdings convertible into or exchangeable for any capital stock of Holdings, (B) warrants, rights or options to subscribe for or purchase from Holdings any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of Holdings to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations;

               (ii) Each subsidiary of Chemicals incorporated in the United States ("U.S. subsidiary") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business historically conducted as described in the Prospectus; and each subsidiary of Chemicals is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole; all of the issued and outstanding capital stock of each U.S. subsidiary of Chemicals and Holdings has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each U.S. subsidiary of Chemicals is owned by Chemicals, directly or through subsidiaries, free from liens, encumbrances and defects, except as pursuant to the Security Agreement;

               (iii) To the knowledge of such counsel, each of Chemicals and Holdings and their U.S. subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings (or is aware of any facts that would be expected to result in such proceeding) relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to Chemicals, Holdings or any of their subsidiaries, could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole. To the knowledge of such counsel, each of Chemicals and Holdings and their U.S. subsidiaries are in compliance with their respective obligations under such certificates, authorizations or permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such certificates, authorizations or permits or violation of such laws or regulations, except for such non-compliance and events as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole;

               (iv) To the knowledge of such counsel, except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting Chemicals, Holdings, any of their respective subsidiaries or any of their respective properties, assets or operations that, if determined adversely to Chemicals, Holdings or any of their subsidiaries, could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole, or could materially and adversely affect the ability of Chemicals or Holdings, as the case may be, to perform its obligations under the Indentures, the Warrant Agreement, the Security Agreement, this Agreement or any other document governing any of the Transactions, or which are otherwise material in the context of the Transactions; no such actions, suits or proceedings are threatened or, to the knowledge of such counsel, contemplated;

               (v) To the knowledge of such counsel, the execution, delivery and performance of the Indentures, the Warrant Agreement, the Merger Agreement, the Credit Agreement, the Security Agreement and this Agreement, and the consummation of the Transactions, including, without limitation, the issuance and sale of the Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Chemicals or Holdings or any subsidiary of Chemicals or Holdings or any of their properties, assets or operations, or any agreement or instrument to which Chemicals or Holdings or any such subsidiary is a party or by which Chemicals or Holdings or any such subsidiary is bound or to which any of the properties of Chemicals and Holdings or any such subsidiary is subject, or the charter or by-laws of Chemicals or Holdings or any such subsidiary;

               (vi) To the knowledge of such counsel, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between Chemicals or Holdings and any person granting such person the right to require Chemicals or Holdings to file a registration statement under the Act with respect to any securities of Chemicals or Holdings owned or to be owned by such person or to require Chemicals or Holdings to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by Chemicals or Holdings under the Act; and

               (vii) The descriptions in the Registration Statements and Prospectus of statutes, regulations, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations, legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required. Such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statements or the Prospectus).

          Such counsel may state in such opinion that no opinion is being expressed therein with respect to the operations of STX Acquisition Corp. and STX Chemicals Corp. prior to the consummation of the Transactions.

          (i) The Underwriters shall have received an opinion, dated the Closing Date, of Andrews & Kurth L.L.P. and/or Richards, Layton & Finger, counsel for Holdings, substantially to the effect set forth in Section 8.02(e) of the Merger Agreement, in each case addressed to the Underwriters or accompanied by letters stating that the Underwriters are entitled to rely upon such opinions as if addressed to the Underwriters.

          (j) The Underwriters shall have received an opinion, dated the Closing Date, of Piper & Marbury L.L.P. and/or F. Maxwell Evans, counsel for the Company, substantially to the effect set forth in Section 8.03(d) of the Merger Agreement, in each case addressed to the Underwriters or accompanied by letters stating that the Underwriters are entitled to rely upon such opinions as if addressed to the Underwriters.

          (k) The Underwriters shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and Chemicals and Holdings shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (l) The Underwriters shall have received a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of each of Chemicals and Holdings in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of Chemicals and Holdings in this Agreement are true and correct; Chemicals and Holdings have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, (i) as of their respective effective times, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) as of their respective issue dates and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subsequent to the dates as of which information is given in the Registration Statements and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of Chemicals, Holdings and their subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (m) The Underwriters shall have received a letter, dated the Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

          (n) The Underwriters shall have received a letter, dated the Closing Date, of Coopers & Lybrand L.L.P. which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

          (o) The Underwriters shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection
     (c) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

          (p) At the Closing Date, the Certificate of Merger relating to the Merger shall have been duly filed with the Secretary of State of the State of Delaware and the Merger shall have been consummated in accordance with the terms of the Merger Agreement, and the Issuers shall have provided to the Underwriters copies of all documents with respect to the consummation of the Merger as they may reasonably request.

          (q) At the Closing Date, the Credit Agreement shall have been executed and delivered and be in full force and effect and all conditions to borrowing thereunder shall have been satisfied, and the Issuers shall have provided to the Underwriters copies of all documents with respect thereto as they may reasonably request.

          (r) At the Closing Date, the Security Agreement shall have been executed and delivered and be in full force and effect, and the Issuers shall have provided to the Underwriters copies of all documents with respect thereto as they may reasonably request.

          (s) At the Closing Date, the Equity Placement shall have been consummated as described in the Prospectus, and the Issuers shall have provided to the Underwriters copies of all documents with respect thereto as they may reasonably request.

          (t) At the Closing Date, the ESOP Formation shall have been completed as described in the Prospectus, and the Issuers shall have provided to the Underwriters copies of all documents with respect thereto as they may reasonably request.

          (u) At the Closing Date, the Asset Transfer shall have been completed as described in the Prospectus, and the Issuers shall have provided to the Underwriters copies of all documents with respect thereto as they may reasonably request.

          (v) At the Closing Date, evidence reasonably satisfactory to counsel for the Underwriters shall have been furnished of the preparation of all recordings and/or filings of all documents in connection with the Security Agreement, and such other financing statements or security documents as may be necessary to perfect the security interests created, or intended to be created, by the

     Collateral. All filing fees and taxes in connection with such recordings or filing shall have been paid or arrangements for their payment shall have been made and counsel for the Underwriters shall have received evidence satisfactory to them of such records, filings and payments.

          (w) The Underwriters shall have received such other opinions, certificates, letters and other documents from and on behalf of the Issuers as the Underwriters may reasonably request.

Chemicals and Holdings will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

     7. Indemnification and Contribution. (a) Chemicals and Holdings, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Chemicals and Holdings will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Chemicals and Holdings by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

     (b) Each Underwriter will severally and not jointly indemnify and hold harmless Chemicals and Holdings against any losses, claims, damages or liabilities to which Chemicals or Holdings may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Chemicals or Holdings by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by Chemicals or Holdings in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the last two legends on page 2, the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting", the information contained in the second and third sentences of the fourth paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the caption "Underwriting"; and (ii) the following information in the Prospectus furnished on behalf of CS First Boston: the information contained in the first, second and fourth sentences of the seventh paragraph under the caption "Underwriting".

     (c)  Promptly after receipt by an indemnified party under this Section or
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section or Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above (or Section 9, as the case may be), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (or Section 9, as the case may be)
(i) in such proportion as is appropriate to reflect the relative benefits received by Chemicals and Holdings on the one hand and the Underwriters (or the QIU (as hereinafter defined), as the case may be) on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Chemicals and Holdings on the one hand and the Underwriters (or the QIU, as the case may be) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Chemicals and Holdings on the one hand and the Underwriters (or the QIU, as the case may be) on the other shall be deemed to be in the same proportion as the total net proceeds from the offerings (before deducting expenses) received by Chemicals and Holdings bear to the total underwriting discounts and commissions received by the Underwriters (or the QIU, as the case may be). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Chemicals and Holdings or the Underwriters (or the QIU, as the case may be) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter (nor the QIU) shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it (or, in the case of the QIU, the Securities underwritten by the QIU) and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter (or the QIU, as the case may be) has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and the QIU's obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e)  The obligations of Chemicals and Holdings under this Section and
Section 9 shall be in addition to any liability which Chemicals and Holdings may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU within the meaning of the Act; and the obligations of the Underwriters and the QIU under this Section shall be in addition to any liability which the respective Underwriters (or the QIU, as the case may be) may otherwise have and shall extend, upon the same terms and conditions, to each director of Chemicals or Holdings, to each officer of Chemicals or Holdings who has signed a Registration Statement and to each person, if any, who controls Chemicals or Holdings within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Notes or Units hereunder and the aggregate principal amount of Notes or Units that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes or Units, as the case may be, CS First Boston may make arrangements satisfactory to Chemicals and Holdings for the purchase of such Notes or Units by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes and Units that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Notes or Units with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Notes or Units, as the case may be, and arrangements satisfactory to CS First Boston and Chemicals and Holdings for the purchase of such Notes and Units by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or Chemicals and Holdings, except as provided in Section 10. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Qualified Independent Underwriter. Chemicals and Holdings hereby confirm that, at their request, Chase Securities Inc. has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. in connection with the offering of the Securities. Chemicals and Holdings, jointly and severally, will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter," except to the extent that such losses, claims, damages or liabilities are finally judicially determined to have resulted from the QIU's gross negligence or willful misconduct, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Chemicals and Holdings or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, Chemicals, Holdings or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, Chemicals and Holdings shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of Chemicals and Holdings and the

Underwriters pursuant to Section 7 and the obligations of Chemicals and Holdings pursuant to Section 9 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(e), Chemicals and Holdings, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to CS First Boston at Park Avenue Plaza, New York, N.Y. 10055, Attention:
Investment Banking Department--Transactions Advisory Group, or, if sent to Chemicals or Holdings, will be mailed, delivered or telegraphed and confirmed to it at Eight Greenway Plaza, Suite 702, Houston, Texas 77046, Attention: T. Hunter Nelson; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     13. Representation of Underwriters. CS First Boston will act for the Underwriters in connection with this financing, and any action under this Agreement taken by CS First Boston will be binding upon all the Underwriters.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Chemicals and Holdings hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with CS First Boston's understanding of our agreement, kindly sign and return to Chemicals and Holdings the counterparts hereof, whereupon it will become a binding agreement among Chemicals, Holdings and the Underwriters in accordance with its terms.

                         Very truly yours,

                              STX Chemicals Corp.



                              By____________________________
                                Name:
                                Title:

                              STX Acquisition Corp.



                              By____________________________
                                Name:
                                Title:


The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.



CS First Boston Corporation



By__________________________
Name:
Title:

Chase Securities Inc.



By__________________________
Name:
Title:

                                   SCHEDULE A



                                                         PRINCIPAL
                                                         AMOUNT OF
UNDERWRITER                                                NOTES
- -----------                                             -----------
CS First Boston Corporation                             $
Chase Securities Inc.
                                                        -----------
                                     Total              $
                                                        ===========




                                                         NUMBER OF
UNDERWRITER                                                UNITS
- -----------                                             -----------
CS First Boston Corporation
Chase Securities Inc.
                                                        -----------
                                     Total
                                                        ===========

                                  SCHEDULE B

                          SUBSIDIARIES OF CHEMICALS





Owns 100% of:

Sterling Chemicals International, a Delaware corporation

Sterling Chemicals Energy, Inc., a Delaware corporation

Sterling Chemicals Marketing, Inc., a Virgin Islands corporation

Sterling Canada, Inc., a Delaware corporation

    Owns 100% of:

    Sterling Pulp Chemicals U.S., Inc., a Delaware corporation

    Sterling NRO, Ltd., an Ontario corporation

    Sterling Pulp Chemicals, Ltd., an Ontario corporation

        Owns 99% of:

            Sterling Pulp Industrial, L.L.C. a Delaware limited liability company/(1)/

_________________
/(1)/  The remaining 1% is owned by Sterling Canada, Inc.